SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                        25-Sep-03

Mortgage Asset Securitization Transactions Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF July 1, 2003, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-NC1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
(Exact name of registrant as specified in its charter)

Delaware                                                    333-106982
(State or Other                                             (Commission
Jurisdiction of                                             File Number)
Incorporation)

06-1204982
(I.R.S. Employer
Identification
Number)

1285 Avenue of the Americas
New York, NY                                                               10019
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 713-2000

Item 5.  Other Events

                 On      25-Sep-03      a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Sep-03           The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.                  Monthly Report Information:
                    See Exhibit No.1

B.                  Have any deficiencies occurred?   NO.
                                        Date:
                                        Amount:

C.                  Item 1: Legal Proceedings:              NONE

D.                  Item 2: Changes in Securities:          NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                    Exhibit No.

1. Monthly Distrib Rep dated:                                          25-Sep-03

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                                     09/25/03

                                                  Beginning
                                                Certificate
Class                      Cusip                     Bal(1)                Prin
A-1                      57643LBU9              235,765,344           4,897,244
A-2                      57643LBL9               59,038,618           1,514,097
A-3                      57643LBM7               20,313,000                   0
M-1                      57643LBN5               23,823,000                   0
M-2                      57643LBP0               20,845,000                   0
M-3                      57643LBQ8                6,948,000                   0
M-4                      57643LBR6                4,963,000                   0
M-5                      57643LBS4                5,956,000                   0
M-6                      57643LBT2                4,963,000                   0
CE                           NA                   7,958,081                   0
P                            NA                         100                   0
R                            NA                           0                   0
Total                                           390,573,143           6,411,340



                                                      Total
Class                               Int        Distribution              Losses
A-1                             290,319           5,187,563                   0
A-2                              66,599           1,580,695                   0
A-3                              27,637              27,637                   0
M-1                              37,746              37,746                   0
M-2                              53,132              53,132                   0
M-3                              20,402              20,402                   0
M-4                              19,702              19,702                   0
M-5                              26,208              26,208                   0
M-6                              21,839              21,839                   0
CE                            1,759,564           1,759,564                   0
P                               107,397             107,397                   0
R                                     0                   0                   0
Total                         2,430,543           8,841,884                   0


                                 Ending             Current                Next
                            Certificate        Pass-Through        Pass-Through
Class                               Bal            Int Rate            Int Rate
A-1                         230,868,100             1.43000%            1.44000%
A-2                          57,524,521             1.31000%            1.32000%
A-3                          20,313,000             1.58000%            1.59000%
M-1                          23,823,000             1.84000%            1.85000%
M-2                          20,845,000             2.96000%            2.97000%
M-3                           6,948,000             3.41000%            3.42000%
M-4                           4,963,000             4.61000%            4.62000%
M-5                           5,956,000             5.11000%            5.12000%
M-6                           4,963,000             5.11000%            5.12000%
CE                            7,958,081             5.40610%
P                                   100
R                                     0
Total                       384,161,803



AMOUNTS PER $1,000 UNIT

Class                              Prin                 Int               Total
A-1                           20.379199            1.208121            21.58732
A-2                           24.487265            1.077093            25.56436
A-3                            0.000000            1.360556             1.36056
M-1                            0.000000            1.584444             1.58444
M-2                            0.000000            2.548889             2.54889
M-3                            0.000000            2.936389             2.93639
M-4                            0.000000            3.969722             3.96972
M-5                            0.000000            4.400277             4.40028
M-6                            0.000000            4.400278             4.40028
CE                             0.000000          221.104048           221.10405
P                              0.000000          1073965.10          1073965.10


                                                     Ending
                                                Certificate
Class                            Losses                 Bal
A-1                            0.000000          960.725493
A-2                            0.000000          930.335771
A-3                            0.000000         1000.000000
M-1                            0.000000         1000.000000
M-2                            0.000000         1000.000000
M-3                            0.000000         1000.000000
M-4                            0.000000         1000.000000
M-5                            0.000000         1000.000000
M-6                            0.000000         1000.000000
CE                             0.000000         1000.000000
P                              0.000000         1000.000000



Section 4.02 (ii),(xv)
INTEREST

                                Interest              Unpaid
                            Distribution            Interest
Class                             Amount              Amount
A-1                             290,319                   0
A-2                              66,599                   0
A-3                              27,637                   0
M-1                              37,746                   0
M-2                              53,132                   0
M-3                              20,402                   0
M-4                              19,702                   0
M-5                              26,208                   0
M-6                              21,839                   0
CE                            1,759,564                   0
P                               107,397                   NA
TOTAL                         2,430,543                   0


                    Reduction from the Allocation of:
                                                  Prepayment          Relief Act
                                Realized            Interest            Interest
Class                             Losses          Shortfalls          Shortfalls
A-1                                   0                   0                   0
A-2                                   0                   0                   0
A-3                                   0                   0                   0
M-1                                   0                   0                   0
M-2                                   0                   0                   0
M-3                                   0                   0                   0
M-4                                   0                   0                   0
M-5                                   0                   0                   0
M-6                                   0                   0                   0
CE                                    0                   0                   0
P                                     0                   0                   0
TOTAL                                 0                   0                   0


Section 4.02 (xvi), (xvii)
PPIS & RAIS
Prepayment Interest Shortfalls not
covered by the servicer pursuant to Section 3.24                              0

Relief Act Interest Shortfalls                                                0

Section 4.06 (xviii)
Overcollateralization Amount                                          7,958,081
Overcollateralization Release Amount                                          0
Overcollateralization Deficiency                                              0
Overcollateralization Target Amount                                   7,958,081
Monthly Excess Cashflow                                               1,759,564

Credit Enhancement Percentage                                            19.319%

Section 4.02 (v),(vi)
POOL
Stated Principal Balance of Mortgage Loans                          384,161,803
Number of Mortgage Loans                                                  2,525

Section 4.02 (vi)
WAC & WAM
Weighted Average Remaining Term to Maturity                                 348
Weighted Average Mortgage Interest Rate                                  7.6677%

Section 4.02 (iv)
P&I ADVANCES
Aggregate Advances for the Collection Period                            942,655

Section 4.02 (vii)
DELINQUENCIES
                                               Unpaid Prin              Stated
                                 Number                Bal                 Bal
30-59 Days                            64          8,398,376           8,381,318
60-89 Days                            33          4,409,317           4,398,371
90+ Days                               2            226,042             225,210
Foreclosures                           1             97,409              97,221
Bankruptcies                          32          8,577,800           8,577,191

Section 4.02 (v),(viii)
REO
Number of REO Loans                                                           0
Stated Principal Balance of REO Properties                                    0
Total Book Value of REO Properties:                                           0

Section 4.02 (viii), (ix)
Loans that became REO properties in the preceding calendar month:

                        Unpaid Principal    Stated Principal               Book
         Loan Number             Balance             Balance               Value
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

                        Unpaid Principal    Stated Principal               Book
         Loan Number             Balance             Balance               Value
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0


Section 4.06 (xxii)
Stepdown Date Occurrence                                                      NO
Trigger Event Occurrence                                                      NO
Real Loss as a % of the Orig Pool Bal                                   0.00000%

Section 4.02 (iii),(xii)
FEES

Trustee Fee                                                               9,764
Servicing Fee                                                           162,739
Extraordinary Trust Fund Expenses                                             0

Section 4.02 (x), (xxiii)
AVAILABLE FUNDS

Principal:
     Scheduled Principal                                                311,438
     Prin Prepayments (incl. curtailments)                            6,099,903
     Liquidation Proceeds                                                     0
Total Principal                                                       6,411,340

Net Interest (net of servicing & trustee fee)                         2,323,147

Available Funds (total prin plus net int)                             8,734,487

Section 4.02 (i)
PREPAYMENT
PENALTIES

Prepayment Penalties                                                    107,397
Servicer Prepayment Charge Payment Amounts                                    0


Section 4.02 (xi)
LOSSES

Current Loss                                                                 (0)
Aggregate Realized Losses                                                    (0)

Section 4.06 (xx)
Liquidation Report

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

Section 4.02 (xxi)
Aggregate Loss Severity Percentage                                       0.0000%


Section 4.02 (xxiv)
Net WAC Rate Carryover Amount

                                                Net WAC Rate             Amounts
                    Class                   Carryover Amount              Unpaid
                    A-1                                    0                   0
                    A-2                                    0                   0
                    A-3                                    0                   0
                    M-1                                    0                   0
                    M-2                                    0                   0
                    M-3                                    0                   0
                    M-4                                    0                   0
                    M-5                                    0                   0
                    M-6                                    0                   0


Section 4.02 (xiv)
Ending Balance Factors
                                        Class                             Factor
                                        A-1                             0.960725
                                        A-2                             0.930336
                                        A-3                             1.000000
                                        M-1                             1.000000
                                        M-2                             1.000000
                                        M-3                             1.000000
                                        M-4                             1.000000
                                        M-5                             1.000000
                                        M-6                             1.000000
                                        CE                              1.000000


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Shannon Rantz
                    Name:  Shannon Rantz
                    Title: Assistant Vice President
                    U.S. Bank National Association as Trustee

Dated:                         9/25/2003